ASSET BASED
                       LOAN AND SECURITY AGREEMENT

THIS ASSET BASED LOAN AND SECURITY AGREEMENT ("Agreement"), dated February 9, 2000, is between TECHDYNE, INC., a Florida corporation ("Borrower"), whose mailing address is 2230 West 77th Street, Hialeah, Florida 33016, and THE PROVIDENT BANK, an Ohio banking corporation ("Bank"), whose mailing address is One East Fourth Street, Cincinnati, Ohio 45202.

     1. Definitions.  As used herein, the following terms, when initial
        -----------
capital letters are used, shall have the respective meanings set forth below. In addition, all terms defined in the Uniform Commercial Code as adopted in Ohio shall have the meanings given therein unless otherwise defined herein.

     1.1 Accounts shall mean all of Borrower's accounts (as that term is
         --------
defined in the Uniform Commercial Code, as defined herein), accounts receivable, chattel paper, contract rights, documents and instruments; all other obligations or indebtedness owed to Borrower from whatever source arising; all guarantees of any of the foregoing and all security therefor; all of the right, title and interest of Borrower in and with respect to the goods, services or other property which gave rise to or which secure any of the foregoing and all insurance policies and proceeds relating thereto; all of the foregoing whether now owned by Borrower or hereafter acquired or in existence.

     1.2 Affiliate shall mean any person, company or business entity
         ---------
controlling, controlled by or under common control with, Borrower, whether such common control is direct or indirect, and all of the partners, officers, directors and shareholders of Borrower and such entities, including, but not limited to Techdyne (Europe) Limited and Lytton Incorporated.

     1.3 Cash Collateral Account shall mean that deposit account maintained
         -----------------------
by Borrower at Bank into which all collections on the collateral shall be deposited and over which Bank shall have the sole power of withdrawal.

     1.4 Collateral shall mean (a) all of the Borrower's Accounts, Equipment,
         ----------
General Intangibles, Inventory and all other items of personal property now owned or hereafter acquired by the Borrower or in which the Borrower has granted or may in the future grant a security interest to the Bank hereunder or in any supplement hereto or otherwise; (b) all of the Borrower's right, title and interest in and to all goods or other property represented by or securing any of the Accounts, including all goods that may be reclaimed or repossessed from or returned by Debtors; (c) all of the Borrower's rights as an unpaid seller, including stoppage in transit, detinue and reclamation;
(d) all additional amounts due to the Borrower from any Debtor, irrespective of whether such additional amounts have been specifically assigned to the Bank; (e) all guaranties, or other agree-ments or property securing or relating to any of the items referred to in
(a) above, or acquired for the purpose of securing and enforcing any of such items; (f) all instruments, documents, securities, cash, property, deposit accounts (including but not limited to deposits made to Borrower's Cash Collateral Account), and the proceeds of any of the foregoing, owned by the Borrower or in which it has an interest, which are now or may hereafter be in the possession or control of the Bank or in transit by mail or carrier to or from the Bank, or in possession of any third party acting on behalf of Bank, without regard to whether Bank received same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Bank had conditionally released the same; (g) all ledger sheets, files, records, documents, blueprints, drawings and instruments (including, without limitation, computer programs, tapes and related electronic data processing software) evidencing an interest in or relating to the foregoing; and (h) all proceeds and products of the collateral described above, including, without limitation, all claims against third parties for damage to or loss or destruction of any of the foregoing, including insurance proceeds, and accounts, contract rights, chattel paper and general intangi-bles arising out of any sale, lease or other disposition of any of the foregoing.

     1.5 Debtor shall mean the account debtor with respect to any of the
         ------
Borrower's Accounts and/or the prospective purchaser with respect to any contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with the Borrower pursuant to which the Borrower is to deliver any personal property or perform any service.

     1.6 Eligible Inventory shall mean goods now owned or hereafter acquired
         -----------------
by the Borrower, wherever located, which are held for sale, lease or other disposition or are to be furnished under contracts of service, or which are raw materials or materials used or consumed in the business of the Borrower and all accessions thereto and products thereof; provided, however, that Eligible Inventory shall not include works-in-progress and goods that are in stock but not to be sold, used or consumed within 365 days from the date the goods were acquired by Borrower.

     1.7 Eligible Accounts shall mean such Accounts which are and at all
         -----------------
times shall continue to be acceptable to the Bank in all respects and in which Bank shall have a perfected first priority security interest.
Criteria for eligibility shall be fixed and revised from time to time solely by the Bank in its exclusive judgment. In general, an Account shall in no event be deemed to be eligible unless (a) delivery of the merchandise or the rendition of services has been completed; (b) no return, rejection or repossession has occurred; (c) such merchandise or services have been finally accepted by the customer without dispute, offset, defense or counterclaims; (d) such Account continues to be in full conformity with the representations and warranties made by the Borrower to the Bank with respect thereto; (e) no more than 90 days have elapsed from the invoice date; and (f) the Bank is and continues to be satisfied with the credit standing of the Debtor in relation to the amount of credit extended.

     1.8 Equipment shall mean all of Borrower's equipment (as that term is
         ---------
defined in the Uniform Commercial Code, as defined herein), including, without limitation, all furniture, fixtures, machinery and other equipment of any kind and all substitutions and replacements thereof and accessories and parts therefor, all whether now owned or hereafter acquired by Borrower.

     1.9 Event of Default shall mean any event described in Section 9.1.
         ----------------

     1.10 General Intangibles shall mean all of Borrower's general
          -------------------
intangibles and payment intangibles (as those terms are defined in the Uniform Commercial Code, as defined herein), including, without limitation, all goodwill, patents, formulas, blueprints, proprietary manufacturing processes, trademarks, trade names, licenses, franchises, beneficial interests in trusts, joint venture interests, partnership interests, rights to tax refunds, rights to insurance proceeds, causes of action, pension plan overfundings, literary rights and other contractual rights of Borrower, all whether now owned or hereafter acquired by Borrower.

     1.11 Inventory shall mean all of Borrower's inventory (as that term is
          ---------
defined in the Uniform Commercial Code, as defined herein), including, without limitation, all goods, merchandise and other personal property which are held for sale or lease, or are furnished or to be furnished under any contract of service by Borrower, or are raw materials, work-in-progress, supplies or materials used or consumed in Borrower's business, and all products thereof, and all substitutions, replacements, additions and accessories thereto, all whether now owned or hereafter acquired by Borrower; and all of Borrower's right, title and interest in and to any leases or rental agreements for such inventory.

     1.12 Loans shall have the meaning set forth in Section 2.1.
          -----

     1.13 Loan Documents shall mean this Agreement, the Notes (as defined
          --------------
herein), the Guaranty and all other documents executed in connection with the Loan.

     1.14 Maximum Loan Amount shall have the meaning set forth in Section 2.1.
          -------------------

     1.15 Notes shall mean one or more promissory notes evidencing the Loans
          -----
pursuant to Section 2.2.

     1.16 Obligations shall mean, without limitation, all Loans (as defined
          -----------
in Section 2) and all other debts, obligations, or liabilities of every kind and description of Borrower to Bank, now due or to become due, direct or indirect, absolute or contingent, presently existing or hereafter arising, joint or several, secured or unsecured, whether for payment or performance, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including, without limitation, all loans (including any loan by renewal or extension), all overdrafts, all guarantees, all bankers acceptances, all agreements, all letters of credit issued by Bank for Borrower and the applications relating thereto, all indebtedness of Borrower to Bank, all undertakings to take or refrain from taking any action and all indebtedness, liabilities and obligations owing from Borrower to others which Bank may obtain by purchase, negotiation, discount, assignment or otherwise. Obligations shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Bank from time to time and all costs and expenses referred to in Section 10.

     1.17 Permitted Liens shall mean the liens and interests in favor of
          ---------------
Bank granted in connection herewith and, to the extent reflected on Borrower's books and records and not impairing the operations of Borrower or any performance hereunder or contemplated hereby:

     (i) liens arising by operation of law for taxes not yet due and payable;

     (ii) statutory liens of mechanics, materialmen, shippers and ware-housemen for services or materials for which payment is not yet due;

     (iii) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

     (iv) liens, if any, specifically permitted by Bank from time to time in writing; and

     (v) the following if the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings promptly initiated and diligently conducted of which Borrower has given prior notice to Bank and for which appropriate reserves (in Bank's reasonable judgment) have been established and so long as levy and execution have been and continue to be stayed: claims and liens for taxes due and payable and claims of mechanics, materialmen, shippers, warehousemen, carriers and landlords.

     1.18 Uniform Commercial Code shall mean the Uniform Commercial Code
          -----------------------
in effect as of the date hereof or as hereafter adopted or amended in any jurisdiction where the Collateral is or may from time to time be located.

     2. Loans and Interest.
        ------------------

     2.1 Loans.  The Bank proposes to make the following loans to the
         -----
Borrower:

     2.1.1 Automated Revolving Credit Loan.  The Bank will make a revolving
           -------------------------------
line of credit loan ("LOC Loan") to Borrower in an aggregate amount not to exceed at any one time outstanding the lesser of (i) $4,500,000.00 or (ii) the sum of (a) the lesser of $1,500,000.00 or 40% of the cost or market value, whichever is lower, of Eligible Inventory, and (b) 85% of the outstanding amount of Eligible Accounts (the sum of (a) and (b) being herein referred to as the "Borrowing Base") (the lesser of (i) or (ii)
being referred to hereinafter as the "Maximum LOC Loan Amount").  Should the outstanding amount of the LOC Loan at any time exceed the Maximum LOC Loan Amount, Borrower shall on demand immediately repay such excess amount. All such loans will be made from time to time in the absolute discretion of the Bank, and neither this Agreement nor any loans or other action by the Bank shall obligate the Bank to make further loans to the Borrower. Such loans may be made in excess of the Maximum LOC Loan Amount in the sole
discretion of the Bank.   The LOC Loan shall be for an initial term of three
(3) years, and may be renewed annually thereafter on the anniversary of the effective date of the LOC Note (defined herein) at the sole discretion of the Bank.

At such times as may from time to time be required by Bank, but at least once each month during the term of the LOC Loan, Borrower shall provide Bank with a true and correct Borrowing Base Certificate, in form attached hereto as Exhibit A and made a part hereof, stating the then-current Borrowing Base. If the outstanding amount of the LOC Loan at any time exceeds the Maximum LOC Loan Amount, based on the then-current Borrowing Base, then Borrower shall pay to Bank all such excess amounts immediately on demand. All advances under the LOC Loan will be made from time to time in the absolute discretion of the Bank, and neither this Agreement nor any loans or other action by the Bank shall obligate the Bank to make further advances to the Borrower. The Bank's maximum commitment hereunder shall be reduced by the amount of outstanding letters of credit issued by the Bank for the benefit of Borrower, and any banker's acceptances and time drafts resulting therefrom.

     2.1.2 Term Loan.  The Bank will make a Term Loan ("Term Loan") to
           ---------
Borrower in the amount of $1,000,000.00 ("Term Loan Amount"). The Term Loan shall be for a term of five (5) years as more particularly set out in the Term Loan Note (defined herein).

     2.1.3 Loans.  The LOC Loan and the Term Loan listed in this Section 2.1
           -----
shall be herein collectively called the "Loans".

     2.2 Evidence of Loans. The Loans shall be evidenced by a Revolving
         -----------------
Credit Promissory Note in the principal amount of $4,500,000.00 and a Term Loan Note in the principal amount of $1,000,000.00 (collectively the "Notes") in forms satisfactory to Bank. The Notes shall bear interest on the daily outstanding balance thereof at the rates set forth in such Notes.

     2.3 Interest Rate.  Amounts advanced to Borrower under the Notes shall
         -------------
bear interest at (i) a fluctuating rate equal to the Prime Rate (as defined herein) charged by Bank, minus one-quarter of one percent (.25%) ("Prime Rate Election"); or (ii) at a fixed rate equal to the relevant Quoted LIBOR Rate plus two and one-half percent (2.50%) per annum, as elected by Borrower in the manner set out herein ("LIBOR Rate Election").

     Interest shall be calculated on a 360-day year basis and shall be due and payable on the first day of each calendar month (but charged based on actual days) during the term of and at maturity of the respective Notes. In the case of a Prime Rate Election, the interest rate shall be adjusted, whenever necessary, to reflect any change in the Prime Rate then in effect at the Bank, and such adjustment shall be effective on the date such change is announced as effective by the Bank. Such new rate shall remain in effect until the next date an adjustment is required or until the Borrower makes a LIBOR Rate Election or the respective Note is paid in full.

     2.3.1 Interest Periods.   Upon closing of the Loans, or at the time
           ----------------
Borrower gives any notice of borrowing relating to the LOC Loan, or at the time Borrower gives notice of conversion of any Loan to a Quoted LIBOR Rate, which notice shall be given at least three (3) Business Days prior to the expiration of an existing Interest Period, and provided Borrower is not otherwise in default hereunder, Borrower shall have the right to elect the Interest Period applicable to a Quoted LIBOR Rate Election by giving the Bank notice thereof, which Interest Period shall be a thirty (30), sixty
(60), ninety (90) or one hundred eighty (180) day period, provided, however, that Borrower shall have no right to elect an Interest Period that would extend beyond the maturity date of the LOC Loan or the Term Loan. In the case of the LOC Loan, the Interest Period may be selected at the time a request for an advance is made, in the manner required by the Bank for giving such notice. In the case of both the LOC Loan and the Term Loan, the Interest Period and applicable interest rate may also be selected by giving notice in accordance with Section 2.3.2 below. The Interest Period may commence at any time after proper notice, and each Interest Period occurring thereafter, if any, in respect of such a Loan shall commence on the day on which the next preceding

Interest Period expires. If any Interest Period would otherwise expire on a day which is not a business day, such Interest Period shall expire on the next succeeding business day. If upon the expiration of any Interest Period for a Quoted LIBOR Rate Election, Borrower has failed to repay the borrowing or elect a new Interest Period to be applicable, Borrower shall be deemed to have elected to convert to or continue (as the case may be) with a Prime Rate Election effective as of the expiration date of such current Interest Period.

     2.3.2 Continuation and Conversions.  Provided that no Event of Default
           ----------------------------
then exists, Borrower shall have the option, subject to the provisions of Sections 2.3.1 and 2.3.3 and the following provisions of this Section 2.3.2, on the first day following expiration of an Interest Period in the case of a Quoted LIBOR Rate Election or at any time in the case of a Prime Rate Election, to continue a previously selected Quoted LIBOR Rate Election for an additional Interest Period or to convert all or a portion of the outstanding principal amount of under any Prime Rate Election to a Quoted LIBOR Rate Election, provided that the outstanding principal amount of Loans being continued as or converted into a Quoted LIBOR Rate Election shall be at least Two Hundred Fifty Thousand Dollars U.S. ($250,000.00). Each such conversion shall be effected by Borrower giving the Bank prior notice in the form as required by the Bank, specifying the Loan and amount of such Loan to be so continued or converted, and the Interest Period.

     2.3.3 Increased Costs, Illegality Etc.
           -------------------------------

     A. In the event the Bank shall have determined (which determination shall, absent manifest error be final and conclusive and binding upon all parties):

          (i) on any date for determining the rate applicable to any Quoted LIBOR Rate Election for any Interest Period, that by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of such Quoted LIBOR Rate Election; or

          (ii) at any time, that by reason of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, guideline or order (or any interpretation thereof and including the intro-duction of any new law or governmental rule, regulation, guideline or order) (such as for example, but not limited to, a change in capital adequacy requirements or in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Quoted LIBOR Rate and/or (y) other circumstances affecting a Bank or the interbank Eurodollar market or the position of such Bank in such market, the Quoted LIBOR Rate or

T-Bill Rate shall not represent the effective pricing to such Bank for funding or maintaining the affected Quoted LIBOR Rate Election; or

          (iii) at any time, that the making or continuance of any Quoted LIBOR Rate Election has become unlawful by compliance by a Bank in good faith with any law, governmental rule, regulation, guideline or order, or has become impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market; then, and in any such event, the Bank shall on such date give notice to Borrower of such determination. Thereafter, (x) in the case of clauses (i) and (ii) above, Borrower shall pay to each Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to cause such Bank to receive interest with respect to its affected Quoted LIBOR Rate Election at a rate per annum which shall equal the effective pricing to the Bank to make or maintain such Quoted LIBOR Rate Election, respectively, plus
2.25 percent per annum (a written notice as to additional amounts owed such Bank, showing the basis for the calculation thereof, submitted to Borrower by such Bank shall, absent manifest error, be final and conclusive and binding upon all of the parties hereto) and (y) in the case of clause (iii), take one of the actions specified in Section 3.3.3.C. below, as promptly as possible and, in any event, within the time period required by law.

     B. If the Bank determines that (i) maintenance of any Quoted LIBOR Rate Election would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, (ii) deposits of a type and maturity appropriate to match fund any Quoted LIBOR Rate Election are not available , (ii) the Quoted LIBOR Rate does not accurately reflect the cost of making or maintaining a Quoted LIBOR Rate Election, then the Bank shall suspend the availability of the affected rate option and require any Quoted LIBOR Rate Election outstanding under an affected rate option to be repaid.

     C. At any time that any of its Quoted LIBOR Rate Elections are affected by the circumstances described in Section 2.3.3.A.(iii), Borrower shall either (x) if the affected Quoted LIBOR Rate Election is then being made pursuant to an initial borrowing or a conversion, cancel said borrowing or conversion by giving the Bank telephonic notice confirmed in writing thereof on the same date that Borrower was notified by the Bank pursuant to Section 2.3.3.A, or (y) if the affected Quoted LIBOR Rate Elections are then outstanding, upon at least two (2) Business Days' notice to the Bank, require the Bank to convert each affected Quoted LIBOR Rate Election into a Prime Rate Election.

     2.3.4 Compensation.  Borrower shall compensate the Bank upon written
           ------------
request (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by the Bank to lenders of funds borrowed by them to make or carry a Quoted LIBOR Rate Election to the extent not recovered by the Bank in connection with the re-employment of such funds), which the Bank may sustain: (i) if for any reason (other than a default by the Bank) a borrowing of, or conversion from or into, Quoted LIBOR Rate Election does not occur on a date specified therefor in a notice of borrowing or notice of conversion (whether or not withdrawn), or (ii) as a consequence of any other default by Borrower to repay its Quoted LIBOR Rate Elections when required by the terms of this Agreement.

     2.3.5 Rate Adjustment.  Notwithstanding anything to the contrary
           ---------------
contained herein, the Interest Rate charged under the Notes shall be reduced for the remaining term of each such Note to (i) a fluctuating rate equal to the Prime Rate charged by Bank, minus one half of one percent (.50%); or (ii) a fixed rate equal to the relevant Quoted LIBOR Rate plus two and one quarter percent (2.25%), effective December as of January 1, 2001 if the following conditions are satisfied:

          a. Borrower's Debt Service Coverage Ratio (as defined in Section
             5.16 hereof) shall be greater than 2.00 to 1.00 for the year ending December 31, 2000;

          b. Borrower's ratio of Consolidated Liabilities to Consolidated Tangible Net Worth (both as defined in Section 5.16 hereof) shall be not more than 2.25 to 1.00 as of December 31, 2000; and

          c. There has not occurred an Event of Default hereunder or under the any loans from Bank to Lytton Incorporated, either now existing or hereafter made ("Lytton Loans").

          In the event the above conditions are satisfied, Borrower agrees to execute and deliver to Bank, an Amended and Restated LOC Note and an Amended and Restated Term Loan Note, each setting out the new interest rate set out herein, which new Notes shall be effective as of January 1, 2001.

     2.4 Loan Payments.  All payments of interest, principal and all other
         -------------
amounts owing hereunder or under the Notes shall be made by the Borrower to the Bank in immediately available funds at its principal office in Dayton, Ohio or at such other place as the Bank may designate in writing, at such times as shall be set forth herein or in the Notes. Borrower hereby authorizes Bank, at Bank's option, to charge any account or charge or increase any Loan balance of Borrower at Bank for the payment or repayment of any interest or principal of the Loans or any fees, charges or other amounts due to Bank hereunder.

     3. Security.
        --------

     3.1 Grant of Security Interest.  To secure the payment and performance
         --------------------------
of all of the Obligations, as herein defined, the Borrower hereby grants to the Bank a continuing security interest in and assigns to the Bank all of the Collateral. The security interest granted hereby shall constitute a first and best lien on the Collateral, subject to the Permitted Liens.

     3.2 Guaranty.  Lytton Incorporated (hereinafter "Guarantor") shall
         --------
guarantee the Borrower's performance of this Agreement and repayment of all principal and interest due under the Notes by execution of a Guaranty in form and substance satisfactory to Bank ("Guaranty"). To secure payment and performance of the Guaranty, Guarantor shall grant to Bank a security interest in all of Guarantor's accounts, inventory, equipment and general intangibles (as those terms are defined in the Uniform Commercial Code as adopted in Ohio) ("Lytton Collateral") by execution of a security agreement in form satisfactory to Bank. Such security interest shall constitute a first and best lien on the Lytton Collateral, subject only to an existing lien held by Bank pursuant to that certain Security Agreement dated February 9, 2000. In addition, Guarantor shall execute and deliver to Bank, as additional security for the Guaranty, a Conditional Assignment of Lease relating to its premises at 1784 Stanley Avenue, Dayton, Ohio.

     4. Representations and Warranties.  The Borrower hereby represents and
        ------------------------------
warrants to the Bank that:

     4.1 (a) Organization and Authority. The Borrower is a corporation duly
             --------------------------
organized, validly existing and in good standing under the laws of the State of its incorporation and currently has the corporate power and authority to conduct its business as now conducted and as proposed to be conducted while this Agreement is in effect; (b) the execution and delivery of this Agreement, the Notes and other Loan Documents and the performance of the transactions contemplated hereby and thereby are within the corporate authority of the Borrower and have been duly authorized by all proper and necessary corporate action; (c) the execution and delivery of this Agreement, the Notes and other Loan Documents and the performance of the transactions contemplated hereby and thereby will not violate or contravene any provisions of law or the articles of incorporation or bylaws of the Borrower, or result in a breach or default in respect of the terms of any other agreement to which the Borrower is a party or by which it is bound, which breach or default would result in the creation, imposition or enforcement of any lien against any of the Collateral, or would have a material adverse affect on the conduct of the Borrower's business as it is now being conducted, or would otherwise impair the value of the security interest granted to the Bank hereunder;

and (d) the Borrower is duly qualified as a foreign corporation and is in good standing and duly authorized to do business in every jurisdiction where the nature of its properties or the conduct of its business requires such qualification and authorization.

     4.2 Binding Effect of Documents.  The Loan Documents are legal and
         ---------------------------
binding obligations of the Borrower enforceable in accordance with their terms.

     4.3 Government Consent.  The execution and delivery of this Agreement
         ------------------
and the Notes and the performance of the transactions contemplated hereby and thereby do not require any approval or consent of any governmental agency or authority, or of any other governmental party.

     4.4 Financial Statements.  The Borrower has delivered to the Bank copies
         --------------------
of its consolidated and consolidating financial statements as of and for the year or other period ending September 30, 1999. All of these financial statements are true and correct, present fairly and completely the financial condition and results of operations of Borrower and its subsidiaries in all material respects for the periods covered therein and were prepared in accordance with generally accepted accounting principles ("GAAP") applied on a basis consistent with prior periods and are in accordance with the respective books of account and records of the business which are not reflected in the financial statements described in this Section 4.4.

     4.5 No Material Change in Financial Condition.  Since the ending date
         -----------------------------------------
of the financial statement described in Section 4.4, there has been no material change in the assets, liabilities, financial condition or operation of the Borrower, other than changes in the ordinary course of business.

     4.6 No Other Liabilities.  Except to the extent reflected in the
         --------------------
financial statements described in Section 4.4, the Borrower, as of the date of this Agreement, does not know or have reasonable grounds to know of any basis for the assertion against it of any liabilities or obligations of any nature, direct or indirect, accrued, absolute or contingent, including, without limitation, liabilities for taxes then due or to become due whether incurred in respect of or measured by the income of the Borrower for any period prior to the date of this Agreement or arising out of transactions entered into, or any state of facts existing prior thereto.

     4.7 Taxes.  To the best of Borrower's knowledge the Borrower has filed
         -----
all federal, state, local and other tax returns and reports required to be filed by it and such returns and reports are true and correct. To the best of Borrower's knowledge the Borrower has paid all taxes, assessments and other governmental charges lawfully levied or imposed on or against it or its properties, other than those presently payable without penalty or interest.

     4.8 No Litigation.  To the best of Borrower's knowledge there is no
         -------------
litigation or proceeding or governmental investigation pending or, to the knowledge of the Borrower, threatened against or relating to the Borrower, its properties or business which is not reflected in the financial statements described in Section 4.4.

     4.9 Compliance with Laws.  To the best of Borrower's knowledge the
         --------------------
Borrower is not in violation of or default under any statute, regulation, license, permit, order, writ, injunction or decree of any government, governmental department, commission, board, bureau, agency, instrumentality or court, which violation or default would have a material adverse effect on the business, properties or condition, financial or otherwise, of the Borrower.

     4.10 No Default.  The Borrower is not in default under a material
          ----------
order, writ, judgment, injunction, decree, indenture, agreement, lease or other instrument or contract, which default would have a material adverse effect on the business, properties or condition, financial or otherwise, of the Borrower, or in the performance of any covenants or conditions respecting any of its indebtedness, and no holder of any indebtedness of the Borrower has given notice of any asserted default thereunder, and no liquidation or dissolution of the Borrower and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Borrower or its properties is pending or, to the knowledge of the Borrower, is threatened against Borrower.

     4.11 Location of Collateral.  The Borrower maintains places of business
          ----------------------
and owns collateral only at 1784 Stanley Avenue, Dayton, Ohio; 2230 West 77th Street, Hialeah, Florida; 7110 Brittmore, Suite 300, Houston, Texas; 800 Palomo Drive, Round Rock, Texas and 113 Cedar Street, Millford, Massachusetts and maintains its books of account and records, including all records concerning the Collateral, only at 2230 West 77th Street, Hialeah, Florida 33016. The Borrower maintains its chief executive office at 2230 West 77th Street, Hialeah, Florida 33016.

     4.12 Title to Collateral.  The Borrower is and at all times during the
          -------------------
term of this Agreement will be the sole owner of and have good and marketable title to the Collateral, free from all liens, encumbrances and security interests in favor of any person other than the Bank except Permitted Liens, and has full right and power to grant the Bank a security interest therein. All information furnished to Bank concerning the Collateral is and will be complete, accurate and correct in all material respects when furnished.

     4.13 Rights of Borrower to Accounts.  As to each and every Account (a)
          ------------------------------
it is a bona fide existing obligation, valid and enforceable against the Debtor for a sum certain for sales of goods shipped or delivered, or goods leased, or services rendered in the ordinary course of business; (b) all supporting documents, instruments, chattel paper and other evidence of indebtedness, if any, delivered to the Bank are complete and correct and valid and enforceable in accordance with their terms, and all signatures and endorsements that appear thereon are genuine, and all signatories and endorsers have full capacity to contract; (c) the Debtor is liable for the amount expressed in such Account according to its terms; (d) it will be subject to no discount, allowance or special terms of payment without the prior approval of the Bank; (e) it is subject to no dispute, defense or offset, real or claimed; (f) it is not subject to any prohibition or limitation upon assignment; (g) the Borrower has full right and power to grant the Bank a security interest therein and the security interest granted in such Account to the Bank in Section 3 hereof, when perfected, will be a valid first security interest which will inure to the benefit of the Bank without further action. The warranties set out herein shall be deemed to have been made with respect to each and every Account now owned or hereafter acquired by the Borrower.

     4.14 Rights of Borrower in Inventory.  The Inventory (a) is and will
          -------------------------------
be of good and merchantable quality, free from defects (subject to normal returns and warranty claims not to exceed at any one time an aggregate value of $75,000.00) and (b) none of the inventory is or will be stored with a bailee without the prior written consent of Bank.

     4.15 Employee Benefit Plans.  Other than as set forth on Schedule 4.15
          ----------------------
hereto, Borrower has no Plans which are subject to regulation under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Borrower has not received any notice to the effect that it is not in full compliance with any of the requirements of ERISA, and no fact or situation, including but not limited to any "Reportable Event," or "Prohibited Transaction," as such terms are defined in ERISA, exists which is or could in any way be construed as a violation of ERISA in connection with any Plan. Borrower has complied with all applicable provisions of ERISA, including minimum funding requirements, has made all filings required to be made by Borrower or any of its Plans (now or at any time in the past maintained) under ERISA, has not applied for any extensions of time in which to make contributions to any Plan maintained (now or at any time in the past) by it or to which it is, or has been, required to contribute, has timely made all contributions and paid all premiums required to be paid to the Pension Benefit Guaranty Corporation, and no matters are presently pending before the United States Labor Department or the Internal Revenue Service concerning any Plan maintained (now or at any time in the past) by Borrower to which it is or was required to contribute. Each employee pension benefit plan (as defined in Section 3(2) of ERISA) maintained by Borrower is qualified and tax exempt under the

Internal Revenue Code. Borrower has never had any obligation or liability with respect to a multi-employer plan as defined in Section 3(37) of ERISA.

     4.16 Use of Proceeds Will Not Violate Federal Reserve Board Regulations.
          ------------------------------------------------------------------
Borrower will not use any portion of the proceeds of the Loans hereunder for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U or X of the Board of Governors of the Federal Reserve System (herein called "Margin Stock"), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry Margin Stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U or X, or in any manner which might involve the Bank in a violation of Regulation X, or cause this Agreement or any transaction contemplated hereby to violate Regulation U, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System, or under the Securities Exchange Act of 1934, each as now in effect or as the same may hereafter be in effect.

     4.17 Name Rights, Licenses, Franchises, etc.  Borrower possesses and,
          --------------------------------------
so long as any Obligations hereunder remain unpaid, Borrower will continue to possess all permits, trade memberships, franchises, contracts and licenses required and all trade mark rights, trade names, trade name rights, patents, patent rights, and fictitious name rights necessary to enable it to conduct the business in which it is now engaged without conflict with the rights of others. Nothing in this Section, however, shall prevent Borrower from failing to renew or from entering into additional permits, trade memberships, franchises, contracts and licenses or trademark rights, trade names, trade name rights, patents, patent rights and fictitious name rights if in the judgment of Borrower reasonably exercised such action is advisable for business purposes and will not materially and adversely affect the business in which it is then engaged.

     4.18 Accuracy of Representations.  No representation or warranty by or
          ---------------------------
with respect to the Borrower contained herein or in any certificate or other document furnished by the Borrower pursuant hereto contains any untrue statement of a material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made.

     4.19 Representations as Inducement to Bank.  The foregoing representa-
          -------------------------------------
tions and warranties are made by the Borrower with the knowledge and intention that the Bank will rely thereon, and shall survive the execution and delivery of this Agreement and the making of all Loans hereunder. The receipt of Borrower of each Loan advance shall constitute a representation and warranty by Borrower that the representations and warranties of Borrower contained in this

Section 4 are true and correct as of the date of such Loan advance, except to the extent such representations and warranties expressly relate to an earlier date.

     5. Affirmative Covenants.  The Borrower covenants and agrees that until
        ---------------------
all of the Obligations have been paid in full, unless the Bank shall otherwise consent in writing, it shall and shall cause each of its subsidiaries to:

     5.1 Books and Records.  Maintain complete and accurate books of account
         -----------------
and records pertaining to the Collateral and the operations of the Borrower, and all such books of account and records shall be kept and maintained at the location specified in Section 4.11. The Borrower shall not move such books of account and records or change its chief executive office without giving the Bank at least 30 days prior written notice. Prior to moving any of such books of account and records or changing the location of its chief executive office, the Borrower shall execute and deliver to the Bank financing statements satisfactory to the Bank. All such books of account and records and all financial statements and reports furnished to the Bank shall be maintained and prepared in accordance with GAAP applied on a basis consistent with prior periods.

     5.2 Access to Information.  Grant the Bank, or its representatives, full
         ---------------------
and complete access to the Collateral and to all books of account, records, correspondence and other papers relating to the Collateral during normal business hours and the right to inspect, examine, verify and make abstracts from the copies of such books of account, records, correspondence and other papers, and to investigate such other records, activities and business of the Borrower as it may deem necessary or appropriate at the time.

     5.3 Evidence of Accounts and Inventory.  Within twenty (20) days after
         ----------------------------------
the end of each calendar month, deliver to the Bank updated schedules of all outstanding Accounts and information relating to the movement of inventory. Such schedules shall be in form satisfactory to the Bank and shall show the age of such Accounts in intervals of not more than 30 days, and contain such other information and be accompanied by such supporting documents as the Bank may from time to time prescribe. The Borrower shall also deliver to the Bank copies of Debtor's invoices, evidences of shipment or delivery and such other schedules and information as the Bank may reasonably request. The items to be provided under this Section are to be prepared and delivered to the Bank solely for its convenience in maintaining records of the Collateral and the Borrower's failure to give any of such items to the Bank shall not affect, terminate, modify or otherwise limit the Bank's security interest granted herein.

     5.4 Financial Information.  (a) Deliver to the Bank not later than
         ---------------------
forty-five (45) days after the close of each calendar month, monthly financial statements, including, but not limited to the following: balance sheets and income statements and such other statements as the Bank may require, each in form satisfactory to the Bank; (b) Deliver to the Bank not later than forty-five (45) days after the end of each fiscal quarter, the quarterly 10-Q statements of Borrower; and (c) deliver to the Bank not more than ninety (90) days after the close of each fiscal year of the Borrower consolidated and consolidating audited financial statements for Borrower and its subsidiaries, including a balance sheet and related profit and loss statement, prepared in accordance with GAAP by independent certified public accountants acceptable to the Bank, who shall give their unqualified opinion with respect thereto.

     5.5 Certificates of CFO.  The Chief Financial Officer of Borrower
         -------------------
shall provide at the times that the quarterly financials are provided to the Bank, within forty-five (45) days after the end of each fiscal quarter, the following certificates:

     (a) A certificate stating that the current financial statements are complete and correct and fairly represent the financial position of Borrower as of their respective dates and the results of Borrower's operations for the periods then ended; and

     (b) A certificate stating (i) that Borrower has complied with and is then in compliance with all terms and covenants of this Agreement, and (ii) that there exists no Event of Default as defined in this Agreement, and no event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default.

     5.6 Other Information.  Furnish to the Bank such other financial and
         -----------------
business information and reports in form and substance satisfactory to the Bank as and when the Bank may from time to time request.

     5.7 Maintenance of Existence and Licenses.  While this Agreement remains
         -------------------------------------
in effect and until the Obligations have been paid in full, (a) maintain its corporate existence in good standing; (b) make no change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement; (c) maintain and keep in full force and effect all licenses and permits necessary to the proper conduct of its business and (d) at the request of the Bank, qualify as a foreign corporation and obtain all requisite licenses and permits in each state (other than the state of its incorporation) where the Borrower does business.

     5.8 Maintenance and Insurance of Properties.  Maintain and keep all of
         ---------------------------------------
its properties, real and personal, in good working order, condition and repair and insure and keep insured all such properties at all times against loss of damage by fire, theft, and such other risks and hazards as are customarily insured against by corporations in similar circumstances, or as the Bank may specify from time to time, with insurers and in amounts acceptable to the Bank. If the Borrower fails to do so, the Bank may obtain such insurance and charge the cost thereof to the Borrower's account and add it to the Obligations. The Borrower agrees that, if any loss should occur, the proceeds of all such insurance policies may be applied to the payment of all or any part of the Obligations, as the Bank may direct. Bank shall be named loss payee on such insurance policies to the extent that such policies insure the Collateral. All policies shall provide for at least 10 days prior written notice of cancellation to the Bank. Borrower shall deliver at least annually to Bank, or sooner if requested by Bank, certificates of insurance evidencing Borrower's compliance herewith. Upon the occurrence of an Event of Default (as defined herein), Bank or Bank's designated agent is hereby irrevocably constituted and appointed Borrower's attorney-in-fact to (either in the name of Borrower or in the name of Bank) make adjustments of all insurance losses, sign all applications, releases and other papers necessary for the collection of any such loss, make settlements and endorse and collect all instruments payable to Borrower or issued in connection therewith.

     5.9 Liability Insurance.  At all times, maintain in full force and
         -------------------
effect such liability insurance with respect to its activities and business interruption and other insurance as may be reasonably required by Bank, such insurance to be provided by insurer(s) acceptable to Bank, and if requested by Bank, such insurance shall name Bank as an additional insured. Borrower shall deliver at least annually to Bank, or sooner if requested by Bank, certificates of insurance evidencing Borrower's compliance herewith.

     5.10 Notice of Certain Events.  Give prompt notice in writing to the
          ------------------------
Bank of any Event of Default hereunder, or of any condition which with the passage of time or the giving of notice or both would give rise to an Event of Default, and of any development, financial or otherwise, which would materially adversely affect its business, properties or affairs or the ability of the Borrower to perform its obligations under this Agreement or the Notes.

     5.11 Payment of Taxes.  Pay all taxes, assessments or governmental
          ----------------
charges lawfully levied or imposed on or against it and its properties prior to the date when such taxes, assessments or charges shall become delinquent, unless the Borrower shall contest the validity thereof in good faith and shall post any bond or other security required by applicable law or by the Bank against the payment thereof

     5.12 Dealings in Inventory.  With respect to the Inventory (a) sell or
          ---------------------
dispose of the Inventory only to buyers in the ordinary course of business,
(b) immediately notify the Bank of any change in location of any of the Inventory and, prior to any such change, execute and deliver to the Bank such financing statements satisfactory to the Bank as the Bank may request and (c) report, in form satisfactory to the Bank and with such frequency as determined by the Bank, such information as the Bank may request regarding the Inventory.

     5.13 Claims Against Borrower.  Immediately upon learning thereof, report
          -----------------------
to the Bank any reclamation, return or repossession of goods, any claim or dispute asserted by any Debtor or other obligor, and any other matters affecting the value and enforceability or collectibility of any of the Collateral. In addition, the Borrower shall, at its sole cost and expense (including attorney's fees), settle any and all such claims and disputes and indemnify and protect the Bank against any liability, loss or expense arising therefrom or out of any such reclamation, return or repossession of goods, provided, however, if the Bank shall so elect, and if an Event of Default has occurred and is continuing beyond any applicable cure periods, Bank shall have the right at all times to settle, compromise, adjust or litigate all claims or disputes directly with the Debtor or other obligor upon such terms and conditions as it deems advisable and charge all costs and expenses thereof (including attorneys' fees) to the Borrower's account and add them to the Obligations.

     5.14 Defense of Collateral.  Defend the Collateral against all claims
          ---------------------
and demands of all persons at any time claiming the same or any interest therein and pay all costs and expenses (including attorneys' fees) incurred in connection with such defense.

     5.15 Financing Statements.  At the request of the Bank, execute and
          --------------------
deliver such financing statements, documents and instruments, and perform all other acts as the Bank deems necessary or desirable, to carry out and perform the intent and purpose of this Agreement, and pay, upon demand, all expenses (including attorneys' fees) incurred by the Bank in connection therewith. A photocopy of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

     5.16 Financial Covenants.  Maintain the following financial covenants:
          -------------------

     (a) Consolidated Tangible Net Worth at all times greater than $7,500,000.00.

     (b) A ratio of Consolidated Liabilities to Consolidated Tangible Net Worth of not more than 2.6 to 1.0.

     (c) A Debt Coverage Ratio of at least 1.5 to 1.0.

     The following terms shall have the following meaning when used herein:

     "Consolidated Liabilities" shall mean all indebtedness, obligations and other liabilities of Borrower, whether matured or unmatured, liquidated or unliquidated, direct or contingent or joint or several, that should, in accordance with GAAP, be classified as liabilities on a consolidated balance sheet of Borrower and its subsidiaries (if any).

     "Consolidated Tangible Net Worth" shall mean, at any time, Stockholder's Equity, less the sum of (i) any surplus resulting from any write-up of assets subsequent to September 30, 1999, (ii) goodwill, including any amounts, however designated on a consolidated balance sheet of Borrower and its subsidiaries, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of the Borrower, (iii) patents, trademarks, tradenames and copyrights, (iv) any amount at which shares of capital stock of the Borrower appear as an asset on the Borrower's balance sheet, (v) deferred expenses and (vi) any other amount in respect of an intangible that should be classified as an asset on a consolidated balance sheet of Borrower in accordance with GAAP.

     "Debt Coverage Ratio" shall mean, as of any date, the ratio of (i) net income for the period of the four (4) most recent fiscal quarters ending on or prior to such date, after deducting taxes and cash dividends, and adding back depreciation, amortization, and interest expenses to (ii) interest expenses for such period, plus current maturities of long term debt as of such date.

     "Stockholder's Equity" shall mean, at any time, the aggregate of the following amounts set forth on a consolidated balance sheet of the Borrower and its subsidiaries prepared in accordance with GAAP; (i) the par or stated value of all outstanding capital stock, (ii) capital surplus (iii) retained earnings and (iv) all indebtedness which is subordinated to the Loans in a manner satisfactory to the Bank.

     5.17 Maintenance of Bank Accounts.  At Bank's option, maintain all of
          ----------------------------
its depository accounts with Bank, including without limitation, all demand deposit, lock box, time deposit, concentration and zero balance accounts, other than a local account(s) maintained for payroll purposes. Borrower shall maintain a minimum collected balance of $100,000 in demand deposits.

     6. Negative Covenants.  The Borrower covenants and agrees that so long
        ------------------
as this Agreement shall remain in effect and until the Obligations have been paid in full, unless the Bank shall consent in advance in writing, it shall not and shall not permit any subsidiary to:

     6.1 Sale of Assets or Merger.  Discontinue its business or liquidate,
         ------------------------
sell, transfer, directly or indirectly, assign or otherwise dispose of a material part of its assets or of the Collateral, by sale, merger, consolidation or otherwise, provided, however, that it may sell in the ordinary course of business and for a full consideration in money or money's worth, any product, merchandise or service produced, marketed or furnished by it.

     6.2 Liens and Encumbrances.  Sell, assign, pledge, grant or suffer to
         ----------------------
exist a security interest, lien, mortgage or other encumbrance on any of the Collateral to any person other than the Bank, or permit any lien, encumbrance or security interest to attach to any of the Collateral, except in favor of the Bank and except Permitted Liens.

     6.3 Contingent Liabilities.  Endorse, guarantee or become surety for
         ----------------------
the obligations of any person, firm or corporation, except that the Borrower may endorse checks and negotiable instruments for collection or deposit in the ordinary course of business.

     6.4 Loans.  Make any loans to its Affiliates or other parties, repay
         -----
any loans made to its Affiliates or other parties, guaranty any loans
(other than to Bank for the Lytton Loans) to its Affiliates or other parties or make any advances to its Affiliates or other parties. Notwithstanding anything to the contrary herein, Borrower shall be permitted to make loans to its officers provided:

     (i) such loan(s) are made solely for the purpose of allowing such officer(s) to exercise vested stock options in Borrower;

     (ii) the loan(s) are not made as cash disbursements, but solely as stock advances; and

     (iii) such loan(s) do not negatively impact the Borrower's ability to meet the financial covenants set out in Section 5.16 hereof.

     6.5 Distributions and Dividends.  Declare or pay any dividends or make
         ---------------------------
any other payments on its capital stock, redeem, repurchase or retire any of its capital stock, or make any other distribution to its stockholders.

     6.6 Dealings with Accounts.  Compromise or discount any Account except
         ----------------------
for ordinary trade discounts or allowances for prompt payment.

     6.7 Investments.  Without Bank's prior written consent which consent
         -----------
shall not be unreasonably withheld, change its name or consolidate or merge with any other corporation or acquire or purchase any equity interest in any other entity, including shares of stock of other corporations, or acquire or purchase any assets or assume any obligations of any other entity the value of which exceeds $100,000.00 (whether in one transaction or in a series of transactions), except that the Borrower is permitted to own notes and other receivables acquired in the ordinary course of business.

     6.8 Change in Management or Business.  Change its management or make
         --------------------------------
any material change in any of its business objectives, purposes and opera-tions which might in any way adversely affect the repayment of the Loans.

     6.9 Change in Ownership.  Permit to occur a change in record or
         -------------------
beneficial ownership of voting stock of Borrower which Bank, in its sole discretion, deems material with respect to the control over Borrower.

     6.10 Transaction with Affiliates.  Enter into, or be a party to, any
          ---------------------------
transaction with any of Borrower's Affiliates, except in the ordinary course of business and pursuant to the reasonable requirements of Borrower's business, and upon fair and reasonable terms which are fully disclosed to Bank and are no less favorable to Borrower than Borrower could obtain in a comparable arm's length transaction with a person not an Affiliate of Borrower.

     6.11 Indebtedness.  Directly or indirectly create, incur, assume,
          ------------
guaranty or be or remain liable with respect to any indebtedness, except for
(a) the Obligations, (b) any existing indebtedness disclosed in the financial statements referenced in Section 4.4 hereof, (c) any purchase money indebtedness not to exceed $50,000.00 per year and (d) any other indebtedness to which Bank has consented in writing.

     6.12 Capital Expenditures.  Undertake any capital expenditures in excess
          --------------------
of $1,000,000.00 in any one fiscal year of Borrower.

     7. Collection of Collateral and Notice of Assignment.
        -------------------------------------------------

     7.1 Collections on Collateral.  So long as the Bank does not request
         -------------------------
that the Debtors on the Collateral be notified of the consignment thereof to Bank or that all collections be directed to a lock box at Bank, Borrower may make collections on the Collateral. All collections on the Collateral shall be the property of the Bank, shall be held in trust for the Bank by the Borrower and shall not be commingled with the Borrower's other funds or be deposited in any bank account of the Borrower (except for the Cash Collateral Account), or used in any manner except to pay the Obligations. Borrower shall immediately deposit all collections on the Collateral in the Cash Collateral Account of Borrower maintained at Bank for that purpose, over which the Bank alone shall have the sole power of withdrawal. On a daily basis, Bank will apply all or part of the collected balance of the Cash Collateral Account against the Obligations, the amount, order and method of such application to be in the sole discretion of Bank. In no event shall Bank be obligated to apply any funds deposited in the Cash Collateral Account before the second business day after the day of deposit. Any part of the collected balance in the Cash Collateral Account which the Bank elects not to apply to Borrower's obligations may be paid over and deposited by Bank to the Borrower's commercial account. The crediting of items deposited in the Cash Collateral Account to the reduction of the Obligations shall be conditioned upon final payment of the item and if any item is not so paid, the amount of any credit given for it may be charged to the Obligations or to any other deposit account of the Borrower, whether or not the item is returned.

     7.2 Notice of Assignment.  Upon the occurrence and continuance of an
         --------------------
Event of Default beyond any applicable cure periods, the Bank shall have the right at any time to notify Debtors of its security interest in the Accounts and to require payments to be made directly to the Bank. Upon request of the Bank at any time, Borrower will so notify the account debtors and will indicate on all billings to the account debtors that the Accounts are payable to the Bank. To facilitate direct collection, the Borrower hereby appoints the Bank and any officer or employee of the Bank, as the Bank may from time to time designate, as attorney-in-fact for the Borrower to (a) receive, open and dispose of all mail addressed to the Borrower and take therefrom any payments on or proceeds of Accounts; (b) take over the Borrower's post office boxes or make other arrangements, in which the Borrower shall cooperate, to receive the Borrower's mail, including notifying the post office authorities to change the address for delivery of mail addressed to the Borrower to such address as the Bank shall designate; (c) endorse the name of the Borrower in favor of the Bank upon any and all checks, drafts, money orders, notes, acceptances or other evidences or payment or Collateral that may come into the Bank's possession; (d) sign and endorse the name of the Borrower on any invoice or bill of lading relating to any of the Accounts, on verifications of Accounts sent to any Debtor, to drafts against Debtors, to assignments of Accounts and to notices to Debtors; and
(e) do all acts and things necessary to carry out this Agreement, including signing the name of the Borrower on any instruments required by law in connection with the transactions contemplated hereby and on financing state-ments as permitted by the Uniform Commercial Code. The Borrower hereby ratifies and approves all acts of such attorneys-in-fact, and neither the Bank nor any other such attorney-in-fact shall be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any of the Obligations remain unsatisfied.

     7.3 Enforcement of Accounts.  The Bank shall not, under any circum-
         -----------------------
stances, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Accounts or any instruments received in payment thereof or for any damage resulting therefrom. Upon the ccurrence and continuance of an Event of Default beyond any applicable cure periods, the Bank may, without notice to or consent from the Borrower, sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts or any securities, instruments or insurance applicable thereto and/or release the obligator thereon. The Bank is authorized to accept the return of the goods represented by any of the Accounts, without notice to or consent by the Borrower, or without discharging or any way affecting the Obligations hereunder.

     7.4 Returned or Rejected Goods.  Upon the occurrence and continuance
         --------------------------
of an Event of Default beyond any applicable cure periods, upon receipt of any returned or rejected goods the Borrower shall immediately issue and deliver a credit memo to the Bank with respect thereto. Or, at the Bank's election, the Borrower shall set aside such goods, mark them in the Bank's name and hold them in trust for the Bank at the Borrower's expense, and, upon request, shall pay the Bank the sales price thereof If the Bank shall request the Borrower to pay the sales price of such goods and the Borrower fails to forthwith pay the sales price to the Bank, the Bank may take possession of such goods and sell or cause the goods to be sold, at public or private sale, at such prices, to such purchasers and upon such terms as the Bank deems advisable. The Borrower shall remain liable to the Bank for any deficiency and shall pay the costs and expenses of such sale, including reasonable attorneys' fees.

     7.5 Limitation of Bank's Liability. The Bank shall not be liable for
         ------------------------------
or prejudiced by any loss, depreciation or other damage to the Accounts or other Collateral unless caused by the Bank's willful and malicious act, and the Bank shall have no duty to take any action to preserve or collect any Account or other Collateral.

     7.6 Verification of Accounts.  The Bank may confirm and verify all
         ------------------------
Accounts in any reasonable manner at any time. Bank shall have no obligation to disclose or discuss with Borrower the names or identities of any customers from whom the Bank obtains or requests information as to Accounts. Borrower agrees to cooperate with Bank in the confirmation and verification of any Accounts, or reconciling any discrepancy between those amounts verified by the Bank and information provided to the Bank by the Borrower.

     8. One General Obligation: Cross Collateral.  All loans and advances by
        ----------------------------------------
Bank to Borrower under this Agreement and under all other agreements constitute one loan, and all indebtedness and obligations of Borrower to Bank under this and under all other agreements, present and future, constitute one general obligation secured by the Collateral and security held and to be held by Bank hereunder and by virtue of all other assignments and security agreements between Borrower and Bank now and hereafter existing. It is expressly understood and agreed that all of the rights of Bank contained in this Agreement shall likewise apply insofar as applicable to any modification of or supplement to this Agreement and to any other agreements, present and future, between Bank and Borrower.

     9. Events of Default and Remedies.
        ------------------------------

     9.1 Event of Default.  If the Loans are due on a specific date (e.g.
         ----------------
not due on demand), the following shall constitute Events of Default under this Agreement, it being agreed that time is of the essence hereof: (a) failure of the Borrower to pay when due any of the Obligations; (b) failure of the Borrower to observe or perform any covenant contained in this Agreement or in any other agreement between the Borrower and the Bank; (c) any representation or warranty at any time made by the Borrower to the Bank orally or in this Agreement or in any other agreement between the Borrower and the Bank, or in any document or instrument delivered to the Bank pursuant to this Agreement or any such other agreement is, or becomes, untrue or misleading in any material respect; (d) acceleration of the maturity of any of the Obligations; (e) Borrower shall be in default or breach under any material obligation for the payment of borrowed money or for the payment of rent under any lease agreement covering real or personal property; (of failure of the Borrower or any guarantor, after request by the Bank, to furnish financial information or to permit the inspection of its books of account and records; (g) suspension by the Borrower or any guarantor of the operation of its present business, or the insolvency of the Borrower or any guarantor, or the inability of the Borrower or any guarantor to meet its debts as they mature, or its admission in writing to such effect, or its calling any meeting of all or any of its creditors or committing any act of bankruptcy, or the filing by or against the Borrower or any guarantor of any petition under any provision of the Bankruptcy Act, as amended, provided that, Bank may, in its sole but reasonable discretion, allow Borrower up to sixty (60) days to cause such filing to be released if Bank, in its reasonable judgment, deems such a grace period to be warranted or appropriate or the entry of any judgment or filing of any material lien against the Borrower or any guarantor; (h) there shall occur any material adverse change in the Borrower's condition or affairs (financial or otherwise) or in that of any endorser, guarantor of surety for any of the Obligations; (i) loss, theft, damage, destruction or encumbrance of any of the Collateral or any levy, seizure or attachment thereof; (j) any guarantor of the Obligations denies his obligation to guarantee any Obligations then existing or attempts to limit or terminate his obligation to guarantee any future Obligations, including future Loan advances; (k) the death of any Borrower, co-maker, guarantor or surety of the Loans; and (l) any default by Lytton under any of the Lytton Loans.

     9.2 Rights of Bank upon Default.  Upon the occurrence of an Event of
         ---------------------------
Default described in Section 9.1, or at any time in the sole discretion of the Bank if the Loan is due on demand, the Bank at its option may: (a) declare the Obligations of the Borrower immediately due and payable, without presentment, notice, protest or demand of any kind for the payment of all or any part of the Obligations (all of which are expressly waived by Borrower) and exercise all of its rights and remedies against the Borrower and any Collateral provided herein, in any other agreement between Borrower and Bank, at law or in equity; (b) exercise all rights granted to a secured party under the Ohio Uniform Commercial Code or otherwise; and (c) declare a default under any or all Lytton Loans. Upon the occurrence of an Event of Default, or in the event of non-payment of a Loan when due in the case of a demand Loan, Bank may take possession of the Collateral, or any part thereof, and Borrower hereby grants Bank authority to enter upon any premises on which the Collateral may be situated, and remove the Collateral from such premises or use such premises, together with the materials, supplies, books and records of Borrower, to maintain possession and/or the condition of the Collateral and to prepare the Collateral for sale. Borrower shall, upon demand by Bank, assemble the Collateral and make it available at a place designated by Bank which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Bank will give Borrower reasonable notice of the time and place of any public sale thereof or of the time after which any private sales or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of the Borrower shown at the beginning of this Agreement at least 5 days prior to the time of such sale or disposition.

     9.3 Application of Proceeds.  The Bank shall have the right to apply
         -----------------------
the proceeds of any disposition of the Collateral to the payment of the Obligations in such order of application as the Bank may, in its sole discretion, elect. The Bank shall have no obligation to marshall any assets in favor of the Borrower or any other party.

     9.4 Bank's Right of Offset.  Any and all deposits or other sums at any
         ----------------------
time credited by, or due from Bank to Borrower or Guarantor shall at all times constitute additional security for the amount of the Notes then outstanding with interest and may be set off against any of said indebtedness to the Bank at any time, whether or not other security held by the Bank is considered by the Bank to be adequate. In addition, any and all instruments, documents, monies, securities, goods, choses in action, chattel paper and any other property of Borrower or Guarantor, or in which Borrower or Guarantor has any interest, tangible or intangible, and the proceeds thereof, which now or hereafter are at any time in the custody or possession of the Bank or any third party acting in the Bank's behalf, without regard to whether the Bank received the same in pledge, for safe-keeping, as agent for collection or transmission or otherwise or whether the Bank has conditionally released the same, shall constitute additional security for the Notes and may be applied at any time to the liability represented thereby which is then due, whether by acceleration or otherwise.

     9.5 Remedies Cumulative.  The rights, options and remedies of the Bank
         -------------------
shall be cumulative and no failure or delay by the Bank in exercising any right, option or remedy shall be deemed a waiver thereof or of any other right, option or remedy, or waiver of any Event of Default hereunder, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. Bank shall not be deemed to have waived any of the Bank's rights hereunder or under any other agreement, instrument or paper signed by Borrower unless such waiver be in writing and signed by the Bank.

     10. Miscellaneous
         -------------

     10.1 Acquisition Loan.  Bank acknowledges that it will provide a
          ----------------
$3,000,000 loan to finance the acquisition by Borrower of the assets or stock f another company ("Acquisition Loan") upon application by Borrower to Bank for such financing provided:

          (i) Bank and Borrower succeed in negotiating mutually agreeable terms of such Acquisition Loan, including the interest rate and financial covenants;

          (ii)  No Event of Default has occurred under this Agreement; and

          (iii) The Bank deems the Acquisition Loan to be in the Bank's best interest in its sole discretion.

     10.2 Governing Law, Jurisdiction and Venue.  The provisions of this
          -------------------------------------
Agreement shall be governed by and interpreted in accordance with the laws of the State of Ohio. The Bank and Borrower hereby designate all courts of record sitting in Cincinnati, Ohio, both state and federal, as forums where any action, suit or proceeding in respect of or arising out of this Agreement or the transactions contemplated by this Agreement may be prosecuted as to all parties, their successors and assigns, and by the foregoing designation the Bank and Borrower consent to the jurisdiction and venue of such courts.

     10.3 MUTUAL WAIVER OF JURY TRIAL.  AS A SPECIFICALLY BARGAINED
          ---------------------------
INDUCEMENT FOR THE BANK TO EXTEND CREDIT TO BORROWER AND FOR BORROWER TO BORROW FROM BANK, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, BORROWER AND BANK HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY

LAWSUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ARISING IN ANY WAY FROM THE OBLIGATIONS.

     10.4 Other Waivers.  The Borrower waives notice of nonpayment, demand,
          -------------
notice of demand, presentment, protest and notice of protest with respect to the Obligations, or notice of acceptance hereof, notice of Loans made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

     10.5 Collection Costs.  All costs and expenses incurred by the Bank to
          ----------------
obtain, enforce or preserve the security interests granted by this Agreement and to collect the Obligations, including, without limitation, stationery and postage, telephone and telegraph, secretarial and clerical expenses, the fees or salaries of any collection agents utilized, all costs to maintain and preserve the Collateral and all reasonable attorneys' fees and legal expenses incurred in obtaining or enforcing payment of any of the Obligations or foreclosing the Bank's security interest in any of the Collateral, whether through judicial proceedings or otherwise, or in enforcing or protecting its rights and interests under this Agreement or under any other instrument or document delivered pursuant hereto, or in protecting the rights of any holder or holders with respect thereto, or in defending or prosecuting any actions or proceedings arising out of or relating to the Bank's transactions with the Borrower, shall be paid by the Borrower to the Bank, upon demand, or, at the Bank's election, charged to the Borrower's account and added to the Obligations, and the Bank may take judgment against the Borrower for all such costs, expense and fees in addition to all other amounts due from the Borrower hereunder.

     10.6 Expenses.  The Borrower shall reimburse the Bank for up to
          --------
$10,000.00 of all out-of-pocket costs and expenses incurred by the Bank in connection with the preparation of this Agreement and the making of the Loans hereunder, including the reasonable fees and expenses of the Bank's counsel, and for all UCC search, filing, recording and other costs connected with the perfection of the Bank's security interest in the Collateral.

     10.7 Notices.  All notices, requests, directions, demands, waivers and
          -------
other communications provided for herein shall be in writing and shall be deemed to have been given or made when delivered personally, by telecopy, or sent by registered or certified mail, postage prepaid and return receipt requested, addressed to the Borrower or the Bank, as the case may be, at their respective addresses set forth at the beginning of this Agreement. Notices of changes of address shall be given in the same manner.

     10.8 Severability.  Any provision of this Agreement which is prohibited
          ------------
and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     10.9 Entire Agreement, Modification, Benefit.  This Agreement shall
          ---------------------------------------
constitute the entire agreement of the parties and no provision of this Agreement, including the provisions of this Section, may be modified, deleted or amended in any manner except by agreement in writing executed by the parties. All terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, provided, however, that the Borrower shall not assign or transfer its rights hereunder.

     10.10 Construction.  All references in this Agreement to the single
           ------------
number and neuter gender shall be deemed to mean and include the plural number and all genders, and vice versa, unless the context shall otherwise require.

     10.11 Headings.  The underlined headings contained herein are for
           --------
convenience only and shall not affect the interpretation of this Agreement.

     10.12 Counterparts.  This Agreement may be executed in more than one
           ------------
counterpart, each of which shall be deemed an original.

     10.13 Nonliability of Bank.  The relationship between the Borrower and
           --------------------
the Bank shall be solely that of borrower and lender. The Bank shall not have any fiduciary responsibilities to the Borrower. The Bank undertakes no responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

     10.14 Limitation of Liability.  No claim may be made by the Borrower
           -----------------------
against the Bank, or the affiliates, directors, officers, employees, attorneys or agents of Bank for any special, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     10.15 Warrant of Attorney.  The Borrower authorizes any attorney at law,
           -------------------
including an attorney engaged by the Bank, to appear in any court of record in the State of Ohio or any other State or Territory of the United States, after the occurrence of an Event of Default hereunder and waive the issuance and service of process and confess judgment against the Borrower in favor of the Bank, for the amount of the Obligations then appearing due, together with costs of suit and, thereupon, to release all errors and waive all rights of appeal and stay of execution. The Borrower hereby expressly waives any conflict of interest that the Bank's attorney may have in confessing such judgment against Borrower and expressly consents to the confessing attorney receiving a legal fee from the holder for confessing such judgment against Borrower. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, the Bank nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the Borrower.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers.

WARNING-BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
-------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU
----------------------------------------------------------------------------
WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT
-----------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER
---------------------------------------------------------------------------
FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE
------------------------------------------------------------------------
AGREEMENT OR ANY OTHER CAUSE.
-----------------------------

TECHDYNE, INC.,                        THE PROVIDENT BANK,
a Florida corporation                  an Ohio banking corporation

   /s/ David Watts                        /s/ Clifford M. Bishop

BY--------------------------------     BY---------------------------------
   David Watts                            Clifford M. Bishop
Title: Chief Financial Officer         Title: Vice President